Free Market Fixed Income Fund
Schedule of Investments
November 30, 2024 (Unaudited)

OPEN END FUNDS - 99.6%	Shares	Value
DFA Intermediate Government Fixed Income Portfolio - Class Institutional	15,714,797	$173,962,800
DFA One-Year Fixed Income Portfolio - Class Institutional (a)	40,642,123	415,768,916
DFA Short-Term Government Portfolio - Class Institutional	11,631,868	116,435,000
DFA Two-Year Global Fixed Income Portfolio - Class Institutional (a)	72,673,420	720,193,596
Dimensional Inflation-Protected Securities ETF (b)	3,483,580	144,058,574
iShares 1-5 Year Investment Grade Corporate Bond ETF (b)	13,334,574	695,398,034
iShares 5-10 Year Investment Grade Corporate Bond ETF (b)	3,314,399	174,768,259
iShares Core International Aggregate Bond ETF (b)	8,322,497	435,100,143
TOTAL OPEN END FUNDS (Cost $2,913,262,011)		2,875,685,322

SHORT-TERM INVESTMENTS - 6.6%		Value
Investments Purchased with Proceeds from Securities Lending - 6.2%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.64% (c)	177,424,017	177,424,017

Money Market Funds - 0.4%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 4.58% (d)	12,684,873	12,684,873
TOTAL SHORT-TERM INVESTMENTS (Cost $190,108,890)		190,108,890

TOTAL INVESTMENTS - 106.2% (Cost $3,103,370,901)		3,065,794,212
Liabilities in Excess of Other Assets - (6.2)%		(178,240,402)
TOTAL NET ASSETS - 100.0%		$2,887,553,810
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $173,835,230 which represented 6.0% of net assets.
(c)	The rate shown is as of November 30, 2024.
(d)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.
ETF	Exchange-Traded Fund
Portfolio holdings are subject to change at any time.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Free Market Fixed Income Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Open End Funds	$2,875,685,322	$–	$–	$2,875,685,322
Investments Measured at Net Asset Value (a)	–	–	–	–
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	177,424,017
Money Market Funds	12,684,873	–	–	12,684,873
Total Investments (b)	$2,888,370,195	$–	$–	$3,065,794,212

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

(b)	Please refer to the Portfolio of Investments for further details.